March 28, 2006

Women’s Equity Fund

Supplement to
Prospectus dated July 29, 2005

Please note that effective April 1, 2006, the new address and phone number of FEMMX Financial, the advisor to the Women’s Equity Fund, are as follows:

FEMMX Financial
12 Geary Street, Suite 601
San Francisco, CA 94108

Phone: 415-434-4495

The toll-free number remains the same: 888-552-9363

In addition, please note that on March 1, 2006, the Management Fee for the Women’s Equity Fund’s (the “Fund”) Retail Class was reduced from 1.00% to 0.75% and the Fees and Expenses table was revised as follows:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee*	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%
Other Expenses (except Class Specific Expenses)**	0.44%
Distribution (12b-1) Fees	0.25%
Other Class Specific Expenses**	0.17%

Total Annual Fund Operating Expenses	1.61%
Expense Reduction/Reimbursement**	(0.27)%
Net Annual Fund Operating Expenses**	1.34%

Please retain this Supplement with the Prospectus.
The date of this Supplement is March 28, 2006